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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 2004

                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                       0-11514                    31-1041397
(STATE OR OTHER             (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 2, 2004, Max & Erma's Restaurants, Inc. (the "Company") issued a press release entitled, "Max & Erma's Restaurants, Inc. Reports Third Quarter Results," regarding its financial results for the third quarter of fiscal 2004. A copy of the Company's press release is furnished as Exhibit 99 to this Form 8-K and is incorporated into this Item 2.02 by reference.

         The information in this Item 2.02 of this Form 8-K, including Exhibit 99 hereto, shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         The information contained or incorporated by reference in this Item
2.02 of Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended October 26, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Roger G. Blackwell resigned from the Company's Board of Directors, effective August 31, 2004.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

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
             Exhibit No.                  Description

                 99 Press Release, dated September 2, 2004, entitled "Max & Erma's Restaurants, Inc. Reports Third Quarter Results"
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                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MAX & ERMA'S RESTAURANTS, INC.

Date:  September 2, 2004           By:    /s/ William C. Niegsch
                                        ---------------------------------------
                                          William C. Niegsch, Executive Vice
                                          President and Chief Financial Officer



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                                  EXHIBIT INDEX

             Exhibit No.                  Description

                 99           Press Release, dated September 2, 2004, entitled
                              "Max & Erma's Restaurants, Inc. Reports Third
                              Quarter Results"
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